UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 12, 2007

DATA DOMAIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33517	94-3412175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Central Expressway

Santa Clara, CA 95050

(Address of principal executive offices, including zip code)

(408) 980-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 12, 2007, Data Domain, Inc. (the “Company”) and certain stockholders of the Company (the “Stockholders”) entered into an amendment (the “First Amendment”) of that certain Amended and Restated Investors’ Rights Agreement, dated March 14, 2007, as amended (the “Rights Agreement”). On November 15, 2007, the Company and the Stockholders entered into an amendment (the “Second Amendment,” and, together with the First Amendment, the “Amendments”) of the Rights Agreement. The Amendments established the allocation of shares to be sold by the stockholders named in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 1, 2007, Registration No. 333-147092, as amended (the “Registration Statement”), in connection with the proposed public offering of shares of the Company’s common stock (the “Follow-on Offering”). The Stockholders also agreed in the Amendments to waive on behalf of all parties to the Rights Agreement (1) all notice and registration rights provided pursuant to the Rights Agreement relating to the Follow-on Offering, other than as specifically provided in the Amendments, and (2) any and all rights to request the registration of shares of the Company’s common stock pursuant to the Rights Agreement from the period commencing on the date of the Amendments and ending on the 91st day after the date of the final prospectus relating to the Follow-on Offering.

The description contained in this Item 1.01 of the Amendments is qualified in its entirety by reference to the full text of the Amendments. A copy of the First Amendment was filed as an exhibit to Amendment No. 2 to the Registration Statement, filed with the Securities and Exchange Commission on November 13, 2007, the full text of which is incorporated by reference here. A copy of the Second Amendment was filed as an exhibit to Amendment No. 3 to the Registration Statement, filed with the Securities and Exchange Commission on November 16, 2007, the full text of which is incorporated by reference here.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1*	Amendment to Amended and Restated Investors’ Rights Agreement, dated November 12, 2007, by and among the Company and the Stockholders.

99.2**	Second Amendment to Amended and Restated Investors’ Rights Agreement, dated November 15, 2007, by and among the Company and the Stockholders.

*	Filed as an exhibit to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-147092), filed with the Securities and Exchange Commission on November 13, 2007, and incorporated by reference herein.
**	Filed as an exhibit to Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-147092), filed with the Securities and Exchange Commission on November 16, 2007, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATA DOMAIN, INC.

Date: November 15, 2007	By:	/s/ MICHAEL P. SCARPELLI
Michael P. Scarpelli
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Amendment to Amended and Restated Investors’ Rights Agreement, dated November 12, 2007, by and among the Company and the Stockholders.

99.2**	Second Amendment to Amended and Restated Investors’ Rights Agreement, dated November 15, 2007, by and among the Company and the Stockholders.

*	Filed as an exhibit to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-147092), filed with the Securities and Exchange Commission on November 13, 2007, and incorporated by reference herein.
**	Filed as an exhibit to Amendment No. 3 to the Company’s Registration Statement on Form S-1 (File No. 333-147092), filed with the Securities and Exchange Commission on November 16, 2007, and incorporated by reference herein.